EXHIBIT 99.1
                                                                   ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                                    312-683-7100

For Immediate Release

       PRIVATEBANCORP REPORTS RECORD FOURTH QUARTER AND FULL YEAR EARNINGS

            Earnings per share up 22 percent over fourth quarter 2000

         Chicago, IL, January 22, 2002--- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the fourth quarter ended December 31, 2001 was $1.9 million, an increase of 27 percent over fourth quarter 2000 net income of $1.5 million. On a per share basis, earnings increased 22 percent to $0.39 per diluted share for the fourth quarter 2001 compared to fourth quarter 2000 earnings of $0.32 per diluted share. Net income for the year ended December 31, 2001 was $6.2 million, or $1.28 per diluted share compared to net income of $4.4 million, or $0.92 per diluted share, for 2000. This represents a year over year increase in diluted earnings per share of 40 percent.

         "Our financial performance in the fourth quarter and for the year 2001 was strong despite the economic downturn experienced nationally. Our quarterly earnings performance was fueled by securities gains, solid loan growth, and improving net interest spreads. Prior investments made in personnel and efforts to expand our geographical footprint and service capabilities have begun to contribute to our financial performance and we continue to build momentum. We are confident that we will exceed current analysts' consensus earnings estimates for 2002 of $1.52 per share," said Ralph B. Mandell, Chairman, President and CEO.

         "Despite the challenging economic environment, I am pleased that our asset quality remains strong with nonperforming loans to total loans at 0.41 percent and nonaccrual loans to total loans at 0.09 percent. We continue to see opportunities for high quality loan growth currently and we are well positioned for further growth if the economic recovery in 2002 materializes," said Mandell.

         Net interest income totaled $8.0 million in the fourth quarter of 2001, an increase of 20 percent over the fourth quarter of 2000, due to growth in average assets. Average earning assets during the period were $1.0 billion, an increase of 38 percent over the prior year fourth quarter. Net interest margin (on a tax equivalent basis) was 3.28 percent in the fourth quarter of 2001, versus 3.60 percent in the prior year fourth quarter and 3.17 percent in the third quarter of 2001. The improvement in net interest margin during the fourth quarter as compared to the third quarter of 2001 reflects the repricing of our interest-bearing liabilities, which lagged the earlier repricing of our interest-earning assets during the first three quarters of 2001.

         Noninterest income for the quarter grew to $2.3 million, reflecting an increase of $1.4 million or 146 percent over the fourth quarter of 2000. The increase in noninterest income is attributable primarily to $1.2 million of net gains on the sale of investment securities. No securities were sold in the prior year quarter. Banking, trust services and other income increased $198,000 over the prior year quarter. Trust assets under administration decreased to $722.7 million at December 31, 2001 compared to $777.8 million at December 31, 2000, a decrease of 7 percent, attributable primarily to declines in equity valuations since the prior year quarter, which was partially offset by increases in new business generated during the year.

         Noninterest expense increased to $6.6 million in the fourth quarter of 2001 from $4.9 million in the fourth quarter of 2000. The 36 percent increase in noninterest expense between periods is a result of the continued growth of the organization as well as technology-related expenses recognized in 2001. The efficiency ratio improved to 60.9 percent in the fourth quarter of 2001 from
63.0 percent in the prior year quarter.

         At December 31, 2001, nonperforming loans as a percentage of total loans were 0.41 percent, versus 0.91 percent at September 30, 2001 and 0.24 percent at December 31, 2000. Net charge-offs totaled $509,000 in the quarter ended December 31, 2001 versus $183,000 in the third quarter 2001 and $217,000 in the year-earlier period. The provision for loan losses was $1.3 million in the fourth quarter of 2001, versus $845,000 in the third quarter 2001 and $334,000 in the fourth quarter of 2000. The higher provision for loan losses is related primarily to growth in the Company's loan portfolio.

         PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely-held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $1.2 billion at December 31, 2001, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, Winnetka, and Geneva, Illinois, and in St. Louis, Missouri.

Additional information can be found in the Investor Relations section of PrivateBancorp, Inc.'s website at www.privatebk.com

Forward-Looking Statements: Statements contained in this news release that are
--------------------------
not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, greater than anticipated deterioration in asset quality due to a prolonged economic downturn in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update publicly any of these statements in light of future events.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                     THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                         DECEMBER 31,                     DECEMBER 31,
                                                 ---------------------------        -------------------------
                                                   2001              2000            2001              2000
                                                 ---------         ---------        ------            -------
                                                 UNAUDITED         UNAUDITED
INTEREST INCOME
Interest and fees on loans.................       $12,311           $13,451         $50,975           $48,633
Interest on investment securities..........         4,144             2,714          14,377             7,455
Interest on short term investments.........            13               236             244             1,058
                                                  -------           -------         -------           -------
   Total interest income...................        16,468            16,401          65,596            57,146
                                                  -------           -------         -------           -------

INTEREST EXPENSE
Interest on deposits.......................         6,425             8,264          29,579            29,215
Interest on borrowings.....................         1,638             1,557           6,327             4,116
Interest on trust preferred securities.....           485                --           1,731                --
                                                  -------           -------         -------           -------
   Total interest expense..................         8,548             9,821          37,637            33,331
                                                  -------           -------         -------           -------
Net interest income........................         7,920             6,580          27,959            23,815
Provision for loan losses..................         1,257               334           3,179             1,690
                                                  -------           -------         -------           -------
Net interest income after provision........         6,663             6,246          24,780            22,125
                                                  -------           -------         -------           -------
NON INTEREST INCOME
Banking, trust services and other income...         1,149               951           4,028             3,077
Net securities gains.......................         1,191                --           2,095                92
                                                  -------           -------         -------           -------
   Total non interest income...............         2,340               951           6,123             3,169
                                                  -------           -------         -------           -------
NON INTEREST EXPENSE
Salaries and benefits......................         2,519             2,268           9,111             8,174
Severance charge...........................            --                --              --               562
Other operating expenses...................         3,901             2,416          12,717             9,139
Amortization of goodwill...................           206               206             824               731
                                                  -------           -------         -------           -------
   Total non interest expense..............         6,626             4,890          22,652            18,606
                                                  -------           -------         -------           -------
Income before income taxes.................         2,377             2,307           8,251             6,688
Income tax expense.........................           459               797           2,051             2,263
                                                  -------           -------         -------           -------
Net income.................................       $ 1,918           $ 1,510         $ 6,200           $ 4,425
                                                  =======           =======         =======           =======

Weighted average shares O/S................     4,773,572         4,623,532       4,704,820         4,610,702
Diluted average shares O/S.................     4,951,338         4,749,636       4,849,646         4,794,119

EARNINGS PER SHARE
Basic......................................         $0.40             $0.33           $1.32             $0.96
Diluted....................................         $0.39             $0.32           $1.28             $0.92

NOTE: Certain reclassifications have been made to prior periods' statements to place them on a basis comparable with the current period's financial statements.

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                          DECEMBER 31,
                                                                                 -----------------------------
                                                                                    2001                2000
                                                                                 ---------            --------
ASSETS
Cash and due from banks.................................................         $   22,283           $ 28,637
Short term investments..................................................                518             11,876
Investment securities--available for sale...............................            332,933            172,194
Loans held for sale.....................................................             11,335                705
Loans...................................................................            780,771            598,724
Allowance for loan losses...............................................             (8,306)            (6,108)
                                                                                 ----------           --------
   Net loans............................................................            772,465            592,616

Premises and equipment, net.............................................              3,792              4,138
Goodwill................................................................             10,805             11,629
Other assets............................................................             22,637              7,714
                                                                                 ----------           --------
   Total assets.........................................................         $1,176,768           $829,509
                                                                                 ==========           ========
LIABILITIES
Non-interest bearing deposits...........................................         $   73,146           $ 61,789
Interest bearing deposits...............................................            777,349            608,457
                                                                                 ----------           --------
   Total deposits.......................................................            850,495            670,246
                                                                                 ----------           --------
Borrowings..............................................................            231,488             96,879
Long-term debt-- trust preferred securities.............................             20,000                 --
Other liabilities.......................................................             12,481              8,135
                                                                                 ----------           --------
   Total liabilities....................................................         $1,114,464           $775,260
                                                                                 ==========           ========
STOCKHOLDERS' EQUITY
Common stock and surplus................................................         $   46,320           $ 44,731
Retained earnings.......................................................             17,468             11,388
Accumulated other comprehensive income..................................                323               (118)
Deferred compensation...................................................               (857)              (802)
Loans to executive officers.............................................               (950)              (950)
                                                                                 ----------           --------
   Total stockholders' equity...........................................         $   62,304           $ 54,249
                                                                                 ==========           ========
   Total liabilities and stockholders' equity...........................         $1,176,768           $829,509
                                                                                 ==========           ========
Book value per share....................................................             $12.97             $11.73

NOTE: Certain reclassifications have been made to prior periods' statements to place them on a basis comparable with the current period's financial statements.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                 4Q01          3Q01           2Q01          1Q00          4Q00
                                                 ----          ----           ----          ----          ----
KEY STATISTICS
Net income..............................        $1,918        $1,591         $1,358        $1,333        $1,510
Basic earnings per share................         $0.40         $0.34          $0.29         $0.29         $0.33
Diluted earnings per share..............         $0.39         $0.32          $0.28         $0.28         $0.32

Return on average total assets..........          0.70%         0.64%          0.60%         0.64%         0.77%
Return on average total equity..........         12.18%        10.46%          9.46%         9.86%        11.35%
Dividend payout ratio...................          7.51%         8.94%          8.62%         8.79%         7.66%

Non-interest income to average assets...          0.86%         0.49%          0.57%         0.52%         0.48%
Non-interest expense to average assets..          2.43%         2.16%          2.39%         2.55%         2.48%
Net overhead ratio......................          1.57%         1.67%          1.82%         2.03%         2.00%
Efficiency ratio(1).....................          60.9%         60.6%          64.5%         67.8%         63.0%

Net interest margin.....................          3.28%         3.17%          3.21%         3.32%         3.60%
Yield on average earning assets.........          6.57%         7.16%          7.67%         8.37%         8.82%
Cost of average paying liabilities......          3.59%         4.40%          4.92%         5.55%         5.82%
Net interest spread.....................          2.98%         2.76%          2.75%         2.82%         3.00%

----------------------

(1) Ratio includes a tax equivalent adjustment for certain items in investment income.

                                       10

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                               4Q01          3Q01           2Q01          1Q01           4Q00
                                               ----          ----           ----          ----           ----
BALANCE SHEET RATIOS
Loans to deposits (period end).........         91.80%        89.39%         88.84%        90.13%         89.43%
Average interest-earning assets to
   average interest-bearing liabilities         108.9         110.2          110.4         110.0          111.5

PER SHARE DATA
Dividends..............................        $0.030        $0.030         $0.025        $0.025         $0.025
Book value (period end)................        $12.97        $13.07         $12.35        $12.15         $11.73
Tangible book value (period end).......        $10.72        $10.75          $9.96         $9.72          $9.22

SHARE PRICE DATA
Closing price (period end).............      $19.6300      $15.9000       $16.2200      $15.9375        $9.1250
Diluted earnings multiple..............         12.77x        12.42x         14.46x        14.10x          7.22x
Book value multiple....................          1.51x         1.22x          1.31x         1.31x          0.78x

COMMON STOCK INFORMATION
Outstanding shares at end of period....     4,804,280     4,750,124      4,680,668     4,685,768      4,623,532

NUMBER OF SHARES USED TO COMPUTE:
Basic earnings per share...............     4,773,572     4,714,506      4,681,655     4,648,061      4,623,532
Diluted earnings per share.............     4,951,338     4,929,171      4,855,083     4,783,400      4,749,636

CAPITAL RATIOS (PERIOD END)
Total equity to total assets...........          5.29%         5.96%          6.12%         6.52%          6.53%
Total risk-based capital ratio.........          9.77%        10.55%         10.98%        10.97%          8.15%
Tier-1 risk based capital ratio........          8.25%         8.88%          9.17%         9.12%          6.47%
Leverage ratio.........................          6.70%         6.99%          7.26%         7.60%          5.54%

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)


                                                           4Q01        3Q01         2Q01        1Q01        4Q00
                                                           ----        ----         ----        ----        ----
SUMMARY INCOME STATEMENT
INTEREST INCOME
Loans, including fees..............................      $12,311     $12,785      $12,877     $13,002     $13,451
Securities.........................................        4,144       3,704        3,327       3,202       2,714
Short term investments.............................           13          23           31         177         236
                                                         -------     -------      -------     -------     -------
   Total interest income...........................       16,468      16,512       16,235      16,381      16,401

Interest expense...................................        8,548       9,478        9,625       9,986       9,821
                                                         -------     -------      -------     -------     -------
Net interest income................................        7,920       7,034        6,610       6,395       6,580
Provision for loan losses..........................        1,257         845          738         339         334
                                                         -------     -------      -------     -------     -------
   Net interest income after provision for loan
      losses.......................................        6,663       6,189        5,872       6,056       6,246
                                                         -------     -------      -------     -------     -------
NON-INTEREST INCOME
Banking, trust services and other income...........        1,149         902        1,024         953         951
Net securities gains...............................        1,191         365          353         186          --
                                                         -------     -------      -------     -------     -------
   Total non-interest income.......................        2,340       1,267        1,377       1,139         951
                                                         -------     -------      -------     -------     -------
NON-INTEREST EXPENSE
Salaries and employee benefits.....................        2,519       2,303        1,855       2,434       2,268
Severance charge...................................           --          --           --          --          --
Goodwill...........................................          206         206          206         206         206
Occupancy expense..................................        1,325         985          960         888         807
Other non-interest expense.........................        2,576       1,847        2,378       1,758       1,609
                                                         -------     -------      -------     -------     -------
   Total non-interest expense......................        6,626       5,341        5,399       5,286       4,890
                                                         -------     -------      -------     -------     -------
Income before income taxes.........................        2,377       2,115        1,850       1,909       2,307
Provision for income taxes.........................          459         524          492         576         797
                                                         -------     -------      -------     -------     -------
   Net income......................................      $ 1,918     $ 1,591      $ 1,358     $ 1,333     $ 1,510
                                                         =======     =======      =======     =======     =======

                                       12

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)


                                                         4Q01         3Q01         2Q01        1Q01         4Q00
                                                         ----         ----         ----        ----         ----
CREDIT QUALITY
NON-PERFORMING ASSETS:
Loans delinquent over 90 days...................        $2,504       $3,766       $  938      $2,847       $1,421
Nonaccrual loans................................           664        2,658        1,504         117           24
Other real estate...............................            --           62           --          --           --
                                                        ------       ------       ------      ------       ------
   Total non-performing assets..................        $3,168       $6,486       $2,442      $2,964       $1,445
                                                        ======       ======       ======      ======       ======
NET LOAN CHARGE-OFFS (RECOVERIES):
Loans charged off...............................        $  521       $  199       $  332      $   --       $  225
Recoveries......................................            12           16           35           8            8
                                                        ------       ------       ------      ------       ------
   Net charge-offs (recoveries).................        $  509       $  183       $  297      $   (8)      $  217
                                                        ======       ======       ======      ======       ======
Provision for loan losses.......................        $1,257       $  845       $  738      $  339       $  334
                                                        ======       ======       ======      ======       ======
KEY RATIOS
Net charge-offs (recoveries) to average loans...          0.27%        0.11%        0.18%      -0.01%        0.15%

Total non-performing loans to total loans.......          0.41%        0.91%        0.37%       0.47%        0.24%
Total non-performing assets to total assets.....          0.27%        0.62%        0.26%       0.34%        0.17%
Nonaccrual loans to:
   Total loans..................................          0.09%        0.37%        0.23%       0.02%        0.00%
   Total assets.................................          0.06%        0.26%        0.16%       0.01%        0.00%
Allowance for loan losses to:
   Total loans..................................          1.06%        1.06%        1.04%       1.03%        1.02%
   Non-performing loans.........................           262%         118%         282%        218%         423%
   Nonaccrual loans.............................         1,250%         284%         459%      5,517%      25,450%

ALLOWANCE FOR LOAN LOSS RESERVE SUMMARY
Balance at beginning of period..................        $7,558       $6,896       $6,455      $6,108       $5,991
Provision.......................................         1,257          845          738         339          334
Net charge-offs (recoveries)....................           509          183          297          (8)         217
                                                        ------       ------       ------      ------       ------
   Ending allowance for loan loss reserve.......        $8,306       $7,558       $6,896      $6,455       $6,108
                                                        ======       ======       ======      ======       ======
NET LOAN CHARGE-OFFS (RECOVERIES):
Commercial real estate..........................            --           --           --          --           --
Residential real estate.........................            --           --           --          --           --
Commercial......................................        $  438       $  185       $  276      $   (3)          --
Personal........................................            71           (2)          21          (5)      $  217
Home equity.....................................            --           --           --          --           --
Construction....................................            --           --           --          --           --
                                                        ------       ------       ------      ------       ------
   Total net loan charge-offs (recoveries)......        $  509       $  183       $  297      $   (8)      $  217
                                                        ======       ======       ======      ======       ======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                  DECEMBER 31,      SEPTEMBER 30,     JUNE 30,       MARCH 31,       DECEMBER 31,
                                      2001              2001            2001           2001              2000
                                  ------------      -------------     ---------      ---------       ------------
                                                      UNAUDITED       UNAUDITED      UNAUDITED
ASSETS
Cash and due from banks.....       $   22,283        $   26,343       $ 28,515       $ 18,045         $ 28,637
Federal funds sold..........              518             2,959          7,305             81           11,876
Investment
   securities-available for
   sale.....................          332,933           279,319        224,505        210,840          172,194
Loans held for sale.........           11,335               140            448          1,200              705
Loans.......................          780,771           715,977        666,262        625,700          598,724
   Less:  Allowance for
      loan losses...........           (8,306)           (7,558)        (6,896)        (6,455)          (6,108)
                                   ----------        ----------       --------       --------         --------
   Net loans................          772,465           708,419        659,366        619,245          592,616
                                   ----------        ----------       --------       --------         --------
Premises and equipment, net.            3,792             4,198          4,260          3,924            4,138
Goodwill....................           10,805            11,011         11,217         11,423           11,629
Other assets................           22,637             9,586          9,271          8,935            7,714
                                   ----------        ----------       --------       --------         --------
      Total assets..........       $1,176,768        $1,041,975       $944,887       $873,693         $829,509
                                   ==========        ==========       ========       ========         ========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits.................       $   73,146        $   68,789       $ 65,373       $ 52,286         $ 61,789
Interest bearing demand
   deposits.................           52,061            45,711         44,436         37,213           51,301
Savings and money market
   deposits.................          355,279           361,563        302,258        301,569          300,107
Time deposits...............          370,009           325,083        338,427        304,503          257,049
                                   ----------        ----------       --------       --------         --------
   Total deposits...........          850,495           801,146        750,494        695,571          670,246
Funds borrowed..............          231,488           137,956        106,128         90,397           96,879
Long-term debt - trust
   preferred securities.....           20,000            20,000         20,000         20,000               --
Other liabilities...........           12,481            20,786         10,439         10,779            8,135
                                   ----------        ----------       --------       --------         --------
   Total liabilities........        1,114,464           979,888        887,061        816,747          775,260
Stockholders' equity........           62,304            62,087         57,826         56,946           54,249
                                   ----------        ----------       --------       --------         --------
   Total liabilities and
      stockholders' equity..       $1,176,768        $1,041,975       $944,887       $873,693         $829,509
                                   ==========        ==========       ========       ========         ========

                              PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                             YEAR-TO-DATE
                                                                                             DECEMBER 31,
                                                                                      -------------------------
                                                                                        2001              2000
                                                                                        ----              ----
AVERAGE ASSETS
Cash and due from banks......................................................         $ 22,374         $ 18,243
Short term investments.......................................................            4,862           17,032
Investment securities--available for sale.....................................         235,447          110,428
Loans held for sale..........................................................            2,098            2,340
Loans........................................................................          669,114          539,096
Less:  Allowance for loan losses.............................................           (7,028)          (5,768)
                                                                                      --------         --------
Net loans....................................................................          662,086          533,328
                                                                                      --------         --------
Premises and equipment, net..................................................            4,128            3,794
Goodwill.....................................................................           11,234           10,220
Other assets.................................................................           12,695            8,673
                                                                                      --------         --------
Total average assets.........................................................         $954,924         $704,058
                                                                                      ========         ========
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits................................................         $ 59,998         $ 48,940
Interest bearing demand deposits.............................................           44,231           37,415
Savings and money market deposits............................................          326,198          267,598
Time deposits................................................................          318,510          235,049
                                                                                      --------         --------
Total average deposits.......................................................          748,937          589,002
Funds borrowed...............................................................          120,585           58,160
Long-term debt - trust preferred securities..................................           17,918               --
Other liabilities............................................................            8,953            6,696
                                                                                      --------         --------
Total average liabilities....................................................          896,393          653,858
Average stockholders' equity.................................................           58,531           50,200
                                                                                      --------         --------
Average total liabilities and stockholders' equity...........................         $954,924         $704,058
                                                                                      ========         ========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                           QUARTER ENDED
                                                                                           DECEMBER 31,
                                                                                    ---------------------------
                                                                                      2001              2000
                                                                                      ----              ----
AVERAGE ASSETS
Cash and due from banks......................................................       $   24,258         $ 19,416
Short term investments.......................................................            2,111           14,071
Investment securities--available for sale.....................................         287,553          148,750
Loans held for sale..........................................................            5,093              945
Loans........................................................................          737,425          580,066
Less:  Allowance for loan losses.............................................           (7,832)          (6,044)
                                                                                    ----------         --------
Net loans....................................................................          729,593          574,022
                                                                                    ----------         --------
Premises and equipment, net..................................................            4,003            4,299
Goodwill.....................................................................           10,931           11,748
Other assets.................................................................           19,863           10,299
                                                                                    ----------         --------
Total average assets.........................................................       $1,083,405         $783,550
                                                                                    ==========         ========
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits................................................       $   68,591         $ 52,858
Interest bearing demand deposits.............................................           47,593           39,182
Savings and money market deposits............................................          370,451          280,625
Time deposits................................................................          351,312          261,647
                                                                                    ----------         --------
Total average deposits.......................................................          837,947          634,312
Funds borrowed...............................................................          154,141           86,926
Long-term debt - trust preferred securities..................................           20,000               --
Other liabilities............................................................            8,860            9,384
                                                                                    ----------         --------
Total average liabilities....................................................        1,020,948          730,622
Average stockholders' equity.................................................           62,457           52,928
                                                                                    ----------         --------
Average total liabilities and stockholders' equity...........................       $1,083,405         $783,550
                                                                                    ==========         ========